UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 6, 2018

MAN-AHL DIVERSIFIED I L.P.
 (Exact name of registrant as specified in its charter)

Delaware	000-53043	06-1496634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Man Investments (USA) Corp.
452 Fifth Avenue, 27th Floor
New York, New York 10018
(Address of principal executive offices)
(Zip Code)

212-649-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As an investment limited partnership, Man-AHL Diversified I L.P. (the “Fund”) has no officers or directors.  Rather, the Fund’s affairs are managed by Man Investments (USA) Corp., the general partner of the Fund (“General Partner”).

(b)  As of February 6, 2018, Mr. Michael Fagan, acting as the principal financial officer of the General Partner for purposes of the management of the Fund, resigned from the General Partner.

(c)  As of February 6, 2018, Mr. Colin Bettison and Mr. Daniel Kennedy were appointed as co-principal financial officers of the General Partner for purposes of the management of the Fund.

Colin Bettison, born October 1979, is currently Man Group’s Head of Operations for Man America’s, based in New York. Colin is responsible for the oversight of all operations areas for Man’s business lines in the America’s. Prior to his relocation the US in April 2015, Colin was responsible for the Middle Office Accounting groups within Man for the Single Manager areas of the business, also overseeing the Risk and Portfolio Analysis, and Client and Performance Reporting teams. Prior to joining GLG (acquired by Man in 2010) in 2007, Colin worked for Merrill Lynch in their Credit Capital Markets area as a Product Accountant for the Credit Derivatives desk, and prior to that Colin trained as a Chartered Accountant with Tenon Group in London. Colin holds a BA (Hons) in Mathematical Sciences from the University of Oxford.

Daniel Kennedy, born December 1987, joined Man Group in 2014 as a GLG Middle Office Accountant and is currently responsible for managing Middle Office Accounting and Operations on Single Manager areas of the business run out of New York.  Prior to joining Man Group, Dan worked at Deloitte within the audit practice in the Financial Services Industry.  Dan is a Certified Public Accountant and holds a BA in Economics and Accounting from the College of the Holy Cross.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN-AHL DIVERSIFIED I L.P.

By: Man Investments (USA) Corp., its general partner

By:	/s/ Colin Bettison
Name:	Colin Bettison
Position:	Principal Financial Officer

Date:  March 14, 2018